Exhibit 99.2

 Sensient Technologies Corporation  Second Quarter 2024 Earnings Call  July 26, 2024

 Non-GAAP Financial Measures  2  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted operating income, adjusted net earnings, and adjusted diluted earnings per share, which exclude restructuring and other costs, including the Portfolio Optimization Plan costs and (2) percentage changes in revenue, operating income, and diluted earnings per share on an adjusted local currency basis, which eliminate the effects that result from translating its international operations into U.S. dollars and restructuring and other costs, including the Portfolio Optimization Plan costs, and (3) adjusted EBITDA (which excludes Portfolio Optimization Plan costs and non-cash share based compensation expense). The Company has included each of these non-GAAP measures in order to provide additional information regarding our underlying operating results and comparable year-over-year performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends, and the Company believes the information can be beneficial to investors for the same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

 Forward Looking Statements  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2024 Financial Outlook” and "Business Initiatives and Outlook" in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the Company’s ability to manage general business, economic, and capital market conditions, including actions taken by customers in response to such market conditions, and the impact of recessions and economic downturns; the impact of macroeconomic and geopolitical volatility, including inflation and shortages impacting the availability and cost of raw materials, energy, and other supplies, disruptions and delays in the Company’s supply chain, and the conflicts between Russia and Ukraine and Israel and Hamas and other parties in the Middle East; the availability and cost of labor, logistics, and transportation; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity- improvement and cost-reduction efforts, acquisition and divestiture activities, and Portfolio Optimization Plan; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; the Company’s ability to enhance its innovation efforts and drive cost efficiencies; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time- sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.  3

 Q2 2024 Consolidated Results  5  (1) See appendix for our GAAP to Non-GAAP reconciliations.

 Revenue  Strong volume growth due to new wins  Revenue increased 11% during the quarter  Operating Income  Impacted by elevated costs related to certain agricultural inputs in our natural ingredients product line  Flavors & Extracts Group Performance  Local Currency1 Results Commentary  Group Outlook2 Upgraded  Mid-to high single-digit local currency revenue1 growth  Operating leverage to improve sequentially  6  (1) See appendix for our GAAP to Non-GAAP reconciliations.  (2) Represents outlook as of our earnings release provided on July 26, 2024, and does not constitute an update or reissuance as of any later date

 Revenue  Increase in revenue driven by new wins  All product lines contributed to growth in the quarter  Operating Income  Operating leverage returned due to improved volumes and sales mix  Color Group Performance  Local Currency1 Results Commentary  Group Outlook2 Upgraded  Mid-to high single-digit local currency revenue1 growth  Operating leverage to continue to improve in back half of the year  6  (1) See appendix for our GAAP to Non-GAAP reconciliations.  (2) Represents outlook as of our earnings release provided on July 26, 2024, and does not constitute an update or reissuance as of any later date

 Revenue  Growth driven by increase in new sales win rate  Growth across most regions in the second quarter  Operating Income  Growth driven by higher volumes in the Group in second quarter  Asia Pacific Group Performance  Local Currency1 Results Commentary  Group Outlook2 Upgraded  High single-digit local currency revenue1 growth  6  (1) See appendix for our GAAP to Non-GAAP reconciliations.  (2) Represents outlook as of our earnings release provided on July 26, 2024, and does not constitute an update or reissuance as of any later date

 9  Local Currency Revenue2  o Growth rate of mid-to high single-digit  Local Currency Adjusted EBITDA2  Growth rate of mid-to high single-digit  Local Currency Adjusted EPS2  Growth rate of mid-single-digit  Business Initiatives and Outlook1  Consolidated Outlook  Portfolio Optimization Plan  On track to deliver $8 to $10 million in annual savings, once fully implemented, by the end of 2025  Project is progressing as expected  Inventory Management  Reduction of $45 million in the inventory balance in the first half of 2024  Business Initiatives  Represents outlook as of our earnings release provided on July 26, 2024, and does not constitute an update or reissuance as of any later date  See appendix for our GAAP to Non-GAAP reconciliations.

 Innovative Natural Colors Support Growth  Sensient has a portfolio of solutions to replace TiO2 and Red 3  Generally, replacements are not one-size-fits-all and require support from Sensient’s application experts  Coupling our broad portfolio of replacements with our technical expertise ensures Sensient can meet our customer needs  Sensient's application expertise and focus on innovation is a pillar of our growth strategy  10

 Q2 2024 Financial Review  12  (dollars in thousands)  Q2 2023  Q2 2024  Revenue  Local Currency Revenue Growth1  $ 374,313  $ 403,525  +8.5%  Operating Income (GAAP)  Operating Margin  $ 51,591  13.8%  $ 49,657  12.3%  Adjusted Operating Income1  Adjusted Operating Margin1  $ 51,591  13.8%  $ 51,409  12.7%  Diluted EPS (GAAP)  $ 0.81  $ 0.73  Adjusted Diluted EPS1  $ 0.81  $ 0.77  Adjusted EBITDA1  $ 68,530  $ 69,341  Consolidated Commentary:  Local currency revenue1 increased 8.5%  Q2 2024 results included $1.8 million of Portfolio Optimization Plan costs (approximately 4 cents per share)  Operating income impacted by higher year-over-year performance-based compensation  Operating margin impacted by higher costs in certain agricultural inputs and higher performance-based compensation  (1) See appendix for our GAAP to Non-GAAP reconciliations.

 2024 Cash Flow and Debt Metrics  13  YTD  Cash Flow from Operations  $ 58.9 million  Capital Expenditures  $ 22.9 million  Total Debt (as of June 30)  $ 661.7 million  Net debt to credit adjusted EBITDA1  2.6x  Commentary:  Cash flow from operations improved $7.2 million compared to 2023, primarily due to a continued focus on improving our inventory position  Capital expenditures were down $22.3 million compared to prior year  (1) See appendix for our GAAP to Non-GAAP reconciliations.

 2024 Financial Outlook1  14  Metric  Updated Guidance  Prior Guidance  Local Currency Revenue2  Mid-to high single-digit growth  Mid-single-digit growth  Local Currency Adjusted EBITDA2  Mid-to high single-digit growth  Mid-single-digit growth  Diluted EPS (GAAP)3  $2.77 to $2.87  $2.80 to $2.90  Local Currency Adjusted Diluted EPS2  Mid-single-digit growth  Low to mid-single-digit growth  Capital Expenditures  $65 to $70 million  ~ $65 million  Adjusted Effective Tax Rate  ~ 25%  Between 24% and 25%  Interest Expense  Increase over prior year  Increase over prior year  Represents outlook as of our earnings release provided on July 26, 2024, and does not constitute an update or reissuance as of any later date  See appendix for our GAAP to Non-GAAP reconciliations.  Diluted EPS (GAAP) now includes $0.18/share of Portfolio Optimization Plan costs. Prior guidance included $0.15/share of plan costs. Total plan costs are still expected to be approximately $40M.

 Appendix1  (1) Amounts in thousands, except percentages and per share amounts

 Non-GAAP Financial Measures  20   2024    2023    % Change   Operating income (GAAP)  $ 49,657  $ 51,591  (3.7%)  Portfolio Optimization Plan costs – Cost of products sold  Portfolio Optimization Plan costs – Selling and administrative expenses  207   1,545   -   -   Adjusted operating income   $ 51,409    $ 51,591   (0.4%)  Net earnings (GAAP)  $ 30,932  $ 34,033  (9.1%)  Portfolio Optimization Plan costs, before tax  1,752  -  Tax impact of Portfolio Optimization Plan costs(1)   (214)   -   Adjusted net earnings   $ 32,470    $ 34,033   (4.6%)  Diluted earnings per share (GAAP)  $ 0.73  $ 0.81  (9.9%)  Portfolio Optimization Plan costs, net of tax   0.04    -   Adjusted diluted earnings per share   $ 0.77    $ 0.81   (4.9%)  Note: Earnings per share calculations may not foot due to rounding differences.  (1) Tax impact adjustments were determined based on the nature of the underlying non-GAAP adjustments and their relevant jurisdictional tax rates.   Three Months Ended June 30,

 Revenue   Total   Foreign  Exchange   Rates   Adjustments(1)  Adjusted  Local   Currency   Flavors & Extracts  11.1%  0.0%  N/A  11.1%  Color  4.5%  (0.7%)  N/A  5.2%  Asia Pacific  7.1%  (4.0%)  N/A  11.1%  Total Revenue  7.8%  (0.7%)  N/A  8.5%  Operating Income  Flavors & Extracts  7.2%  (0.2%)  0.0%  7.4%  Color  7.8%  (1.0%)  0.0%  8.8%  Asia Pacific  4.0%  (5.2%)  0.0%  9.2%  Corporate & Other  65.0%  0.0%  18.1%  46.9%  Total Operating Income  (3.7%)  (1.4%)  (3.4%)  1.1%  Diluted Earnings Per Share  (9.9%)  (2.5%)  (4.9%)  (2.5%)  Adjusted EBITDA  1.2%  (1.1%)  N/A  2.3%  20  Non-GAAP Financial Measures  Three Months Ended June 30, 2024  (1) Adjustments consist of Portfolio Optimization Plan costs.

 Non-GAAP Financial Measures  20  Three Months Ended June 30, 2024  Revenue   Total   Foreign  Exchange   Rates    Local Currency   Flavors, Extracts and Flavor Ingredients  0.8%  0.0%  0.8%  Natural Ingredients  36.4%  0.0%  36.4%  Flavors & Extracts Group  11.1%  0.0%  11.1%  Food and Pharmaceutical  4.3%  (0.4%)  4.7%  Personal Care  5.1%  (1.5%)  6.6%  Color Group  4.5%  (0.7%)  5.2%  Asia Pacific  7.1%  (4.0%)  11.1%  Total revenue  7.8%  (0.7%)  8.5%

 Non-GAAP Financial Measures  Results by Segment  Operating Income  Adjusted  Adjusted   2024   Adjustments(1)   2024    2023   Adjustments(1)   2023   Flavors & Extracts  $ 26,209  $ -  $ 26,209  $ 24,456  $ - $ 24,456  Color  31,502  -  31,502  29,217  - 29,217  Asia Pacific  7,880  -  7,880  7,575  - 7,575  Corporate & Other   (15,934)   1,752    (14,182)   (9,657)   - (9,657)  Consolidated   $ 49,657   $ 1,752    $ 51,409    $ 51,591    $ - $ 51,591    Three Months Ended June 30,   (1) Adjustments consist of Portfolio Optimization Plan costs.  20

 Non-GAAP Financial Measures   2024    2023    % Change   Operating income (GAAP)  $ 49,657  $ 51,591  (3.7%)  Depreciation and amortization  15,016  14,440  Share-based compensation expense  2,916  2,499  Portfolio Optimization Plan costs, before tax   1,752    -   Adjusted EBITDA   $ 69,341    $ 68,530    1.2%   Three Months Ended June 30,   20

 Non-GAAP Financial Measures  20  Debt   2024    2023   Short-term borrowings  $ 26,995  $ 15,436  Long-term debt  634,663  686,589  Credit Agreement adjustments(1)   (18,034)   (19,755)  Net Debt   $ 643,624    $ 682,270   Operating income (GAAP)  $ 151,657  $ 191,147  Depreciation and amortization  58,955  54,877  Share-based compensation expense  9,078  12,213  Portfolio Optimization Plan costs, before tax  32,405  -  Other non-operating gains(2)   (872)   (3,326)  Credit Adjusted EBITDA   $ 251,223    $ 254,911   Net Debt to Credit Adjusted EBITDA  2.6x  2.7x  (1) Adjustments include cash and cash equivalents, as described in the Company's Third Amended and Restated Credit Agreement (Credit Agreement), and certain letters of credit and hedge contracts.  (2) Adjustments consist of certain financing transaction costs, certain non-financing interest items, and gains and losses related to certain non-cash, non-operating, and/or non-recurring items as described in the Credit Agreement.   June 30,